UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

ALLIN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-21395	25-1795265
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

On February 25, 2004, Allin Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in the attached exhibit and contained in Item 12 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: February 27, 2004	By:	/s/ Dean C. Praskach
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 25, 2004